Exhibit 10.1

AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT (the “Amendment”), dated as of October 5, 2007, is entered into between Packaging Receivables Company, LLC, a Delaware limited liability company (the “Borrower”), Packaging Credit Company, LLC, a Delaware limited liability company (the “Servicer”), Variable Funding Capital Company LLC (“VFCC”), as a Lender and Wachovia Bank National Association (“Wachovia”), as Agent and a Lender;

WITNESSETH:

WHEREAS, the Borrower, the Servicer, VFCC and Wachovia have heretofore executed and delivered a Credit and Security Agreement, dated as of November 29, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”),

WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that the Credit Agreement shall be and is hereby amended as follows:

Section 1.              The defined term “Scheduled Termination Date” appearing in Annex A of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

“Scheduled Termination Date” means October 3, 2008, unless extended by unanimous agreement of the Agent, the Lenders and the Liquidity Banks.

Section 2.              This Amendment shall become effective on the date the Agent has received (i) counterparts hereof executed by the Borrower, the Servicer, VFCC and Wachovia and consented to in writing by the Performance Guarantor and (ii) executed counterparts of the First Amendment to Second Amended and Restated Fee Letter by Wachovia, VFCC, the Borrower and the Servicer.

Section 3.              This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Section 4.              Except as specifically provided above, the Credit Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or the Lender under the Credit Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents.  All defined terms used herein and not defined herein shall have the same meaning herein as in the Credit Agreement.  The Borrower agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel and for rating agency review) of or incurred by the Agent and each

Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 5.              THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

PACKAGING RECEIVABLES COMPANY, LLC

By:		/s/ Darla J. Olivier
Name Printed: Darla J. Olivier
Title: Executive Director of Tax and Assistant Corporate Secretary

VARIABLE FUNDING CAPITAL COMPANY LLC

By:		WACHOVIA CAPITAL MARKETS, LLC ATTORNEY-IN-FACT

	By:	/s/ Douglas R. Wilson, Sr.
Name Printed: Douglas R. Wilson, Sr.
Title: Vice President

PACKAGING CREDIT COMPANY, LLC, as Servicer

By:		/s/ Darla J. Olivier
Name Printed: Darla J. Olivier
Title: Executive Director of Tax and Assistant Corporate Secretary

WACHOVIA BANK NATIONAL ASSOCIATION, as Agent and a Lender

By:		/s/ Eero H. Maki
Name Printed: Eero H. Maki
Title: Director

Consented to as of the date first above written:

PACKAGING CORPORATION OF AMERICA

By:	/s/ Pamela A. Barnes
Name Printed: Pamela A. Barnes
Title: Treasurer